YieldMax R2000 0DTE Covered Call Strategy ETF
Schedule of Investments
April 30, 2025 (Unaudited)

PURCHASED OPTIONS - 137.5%(a)(b)(c)(d)	Notional Amount	Contracts	Value
Call Options - 137.5%			$–
Russell 2000 Index, Expiration: 12/19/2025; Exercise Price: $210.26	$3,339,004	17	$2,965,169
TOTAL PURCHASED OPTIONS (Cost $3,104,254)			2,965,169

U.S. TREASURY SECURITIES - 1.9%		Par
United States Treasury Note/Bond, 3.88%, 01/15/2026		$40,000	39,962
TOTAL U.S. TREASURY SECURITIES (Cost $39,965)			39,962

SHORT-TERM INVESTMENTS - 6.9%		Shares
Money Market Funds - 6.9%
First American Government Obligations Fund - Class X, 4.25% (e)		149,195	149,195
TOTAL SHORT-TERM INVESTMENTS (Cost $149,195)			149,195

TOTAL INVESTMENTS - 146.3% (Cost $3,293,414)			3,154,326
Liabilities in Excess of Other Assets - (46.3)%			(998,129)
TOTAL NET ASSETS - 100.0%			$2,156,197
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.

YieldMax R2000 0DTE Covered Call Strategy ETF
Schedule of Written Options
April 30, 2025 (Unaudited)

WRITTEN OPTIONS - (48.5)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (48.5)%
Russell 2000 Index		–	$–
Expiration: 04/30/2025; Exercise Price: $1,975.00	$(2,160,532)	(11)	$0
Expiration: 12/19/2025; Exercise Price: $210.26	(1,178,472)	(6)	(1,046,530)
TOTAL WRITTEN OPTIONS (Premiums received $1,074,165)			$(1,046,530)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

YieldMax R2000 0DTE Covered Call Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$2,965,169	$–	$2,965,169
U.S. Treasury Securities	–	39,962	–	39,962
Money Market Funds	149,195	–	–	149,195
Total Investments	$149,195	$3,005,131	$–	$3,154,326

Liabilities:
Investments:
Written Options	$–	$(1,046,530)	$–	$(1,046,530)
Total Investments	$–	$(1,046,530)	$–	$(1,046,530)

Refer to the Schedule of Investments for further disaggregation of investment categories.